UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2017

Brixmor Property Group Inc.

Brixmor Operating Partnership LP

(Exact name of registrant as specified in its charter)

Maryland Delaware	001-36160 333-201464-01	45-2433192 80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Lexington Avenue

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 869-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

On November 27, 2017, Brixmor Property Group Inc. (the “Company”) issued a press release announcing that the Company will host its 2017 Investor Day beginning at 8:30 a.m., Eastern time, on December 5, 2017. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

On December 5, 2017, the Company made available on its website presentation materials to be used at such Investor Day. Such presentation materials include 2017 and 2018 guidance and other information about the Company. A copy of such presentation materials is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.    The presentation and a link to a live webcast of 2017 Investor Day also will be available on the Company’s website at www.brixmor.com under the Investors tab.

The presentation and presentation materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as such factors may be updated from time to time in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

The information contained in this Current Report on Form 8-K, including the exhibits attached hereto, is being “furnished” and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

Item 8.01	Other Events.

On December 5, 2017, the Company announced that its Board of Directors (the “Board”) authorized a share repurchase program for up to $400.0 million of shares of the Company’s common stock. The program is scheduled to expire on December 5, 2019, unless extended by the Board. Repurchases may be made at management’s discretion from time to time in the open market, in privately negotiated transactions or by other means (including through Rule 10b5-1 trading plans), subject to compliance with existing debt agreements. Depending on market conditions and other factors, these repurchases may be commenced or suspended without prior notice.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 27, 2017.

99.2	Presentation Materials of December 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/ Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

By:	Brixmor OP GP LLC, its general partner
By:	BPG Subsidiary Inc., its sole member

By:	/s/ Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary

Date: December 5, 2017